The American Funds Income Series
                333 S. Hope Street, Los Angeles, California 90071
                   Telephone (213) 486-9200 Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and 74U2, and 74V1 and 74V2, complete answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $60,566
------------------ --------------------------------
------------------ --------------------------------
Class B            $5,444
------------------ --------------------------------
------------------ --------------------------------
Class C            $3,078
------------------ --------------------------------
------------------ --------------------------------
Class F            $1,494
------------------ --------------------------------
------------------ --------------------------------
Total              $70,582
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $1,158
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $332
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $551
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $85
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $44
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $67
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $2,014
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $2,519
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $356
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $272
------------------ --------------------------------
------------------ --------------------------------
Total              $7,398
------------------ --------------------------------


Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.4558
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.3594
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.3521
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.4563
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.4493
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.3366
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.3383
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.4085
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.4514
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.3536
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.3582
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.4094
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.4582
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.4994
-------------------- -------------------------------------------


Item 74U1 and 74U2
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            131,276
------------------ ----------------------------------
------------------ ----------------------------------
Class B            14,303
------------------ ----------------------------------
------------------ ----------------------------------
Class C            8,740
------------------ ----------------------------------
------------------ ----------------------------------
Class F            3,911
------------------ ----------------------------------
------------------ ----------------------------------
Total              158,230
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        2,755
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        1,000
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        1,666
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        221
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        120
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          227
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          6,207
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          6,646
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          980
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          583
------------------ ----------------------------------
------------------ ----------------------------------
Total              20,405
------------------ ----------------------------------


Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $13.72
----------------------- -------------------------
----------------------- -------------------------
Class B                 $13.72
----------------------- -------------------------
----------------------- -------------------------
Class C                 $13.72
----------------------- -------------------------
----------------------- -------------------------
Class F                 $13.72
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $13.72
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $13.72
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $13.72
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $13.72
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $13.72
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $13.72
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $13.72
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $13.72
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $13.72
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $13.72
----------------------- -------------------------